UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2012

COMVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Seventh Avenue, New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 31, 2012, Comverse Technology, Inc. (“CTI”) completed the previously announced distribution of all of the outstanding shares of common stock of Comverse, Inc. (the “Company”) to CTI’s shareholders (the “Spin-Off”). In connection with the Spin-Off, the Company entered into the following agreements with CTI: (i) Distribution Agreement, (ii) Transition Services Agreement, (iii) Tax Disaffiliation Agreement and (iv) Employee Matters Agreement.

A summary of the material provisions of these agreements can be found in the section entitled “Relationship with CTI Following the Share Distribution” in the Company’s Information Statement, filed as Exhibit 99.1 to the Form 10 filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 10, 2012 (the “Information Statement”) and incorporated herein by reference. The summary is qualified in its entirety by reference to the complete terms and conditions of the Distribution Agreement, Transition Services Agreement, Tax Disaffiliation Agreement and Employee Matters Agreement attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On October 30, 2012, in accordance with the terms and conditions of the letter agreement, dated May 30, 2012, between CTI and Cadian Capital Management, LLC, Cadian Fund LP, Cadian Master Fund LP and Cadian GP LLC (collectively, the “Cadian Group”, and the letter agreement being referred to as the “Cadian Letter Agreement”), the Board of Directors of CTI (the “CTI Board”), in CTI’s capacity as the sole stockholder of the Company, resolved to increase the size of the Board of Directors of the Company (the “Company Board”) immediately prior to the Spin-Off to seven directors and to appoint James Budge, Steven Andrews and Doron Inbar to fill three of the resulting four vacancies in accordance with terms of the Cadian Letter Agreement. A (i) summary of the material provisions of the Cadian Letter Agreement can be found in the Current Report on Form 8-K filed by CTI with the SEC on May 31, 2012, which is incorporated herein by reference and (ii) description of the information required by Item 404(a) of Regulation S-K with respect to the three nominees of the Cadian Group elected to the Company Board can be found in the section entitled “Management” in the Information Statement, which summary is incorporated herein by reference. The summary of the Cadian Letter Agreement is qualified in its entirety by reference to the complete terms and conditions of the Cadian Letter Agreement attached hereto as Exhibit 10.5.

The CTI Board also resolved on October 30, 2012, in CTI’s capacity as the sole stockholder of the Company, to appoint Henry R. Nothhaft to fill the remaining vacancy on the Company Board and the other members of the Company Board appointed him to serve as Chairman.

Mr. Nothhaft, 68, served as president and chief executive officer of TESSERA Technologies, Inc. from August 2008 to May 2011 and served as a member of the board of directors of that company from June 2004 to May 2011, acting as chairman of the board from January 2010 to May 2011. Mr. Nothhaft is also the author of “Great Again: Revitalizing America’s Entrepreneurial Leadership,” a business policy book published in 2010 by Harvard Business Review Press. Prior to joining TESSERA, Mr. Nothhaft served as chief executive officer and chairman of the board of Danger Inc., a software company for wireless service providers from October 2002 to April 2008 when it was sold to Microsoft Corporation. From May 2001 to October 2002, he served as president and chief executive officer of Endforce, an IP software company, where he remained non-executive chairman of the board from October 2002 to March 2005. Mr. Nothhaft joined Concentric Network Corporation, a recognized market leader in Enterprise Virtual Private Networks, high-speed access and electronic commerce enabled web hosting, as president and chief executive officer in 1995, and became chairman of the board in 1998. Mr. Nothhaft led Concentric to a successful initial public offering, resulting in the listing of that company on the NASDAQ in August 1997. In June 2000, Concentric merged with Nextlink and became XO Communications, Inc., with Mr. Nothhaft serving as vice chairman until April 2001. From 1989 to 1994, Mr. Nothhaft was president and chief executive officer of David Systems, a data networking equipment firm, until it was sold to Chipcom Corporation. From 1983 to 1989, he held various executive positions and served on the Board of Directors of DSC Communications Corporation, a telecommunications company that designs, develops, manufactures and markets digital switching, access, transport and private network system products for the worldwide telecommunications marketplace. From 1979 to 1983, Mr. Nothhaft was vice president of marketing and sales for GTE Telenet Communications Corporation (now Sprint), the first public data network provider in the U.S. Mr. Nothhaft currently serves on the board of directors of Unwired Planet, Inc. (from October 2011) and as the chairman of the boards of directors of Vantage Data Centers (from June 2012) and SPTS Technologies (from November 2011). Mr. Nothhaft previously served on the boards of directors of a number of public and private companies, including DSC Communications Corporation (formerly known as Digital Switch Corporation), Openwave Systems, Inc., Ocular Networks, VMX, Inc. and XO Communications, Inc. He received an M.B.A. in Information Systems Technology from George Washington University and a B.S. with distinction in Politics & Economics from the U.S. Naval Academy, and is a former officer in the U.S. Marine Corps. Mr. Nothhaft has also completed the Stanford Law School’s executive education training on corporate governance and the AEA executive M.B.A. program at Stanford University.

Mr. Nothhaft brings over 35 years of leadership experience running technology companies to his role as Chairman of the Board of Directors. Additionally, Mr. Nothhaft is a recognized spokesperson on IP related matters and his broad industry knowledge and management acumen serve as critical resources for our Board of Directors. A serial entrepreneur, Mr. Nothhaft’s proven ability to grow pioneering start-ups, such as Concentric Network Corp., DSC Communications and GTE Telenet Communications (now Sprint), into mature industry leaders is crucial to the implementation of our strategic vision.

(e) In accordance with previously disclosed terms of the Spin-Off, our executive officers received equity compensation awards in replacement of previously outstanding awards of restricted stock units, deferred stock units, and stock options granted under various CTI stock incentive plans prior to the Spin-Off (the “Replacement Grants”). The Replacement Grants were granted under the Company’s 2012 Stock Incentive Plan, which was filed as Exhibit 10.26 to the Registration Statement on Form 10 filed by the Company with the SEC on August 15, 2012 and is incorporated herein by reference. Except as described in the section titled “Share Distribution- Treatment of Stock-Based Awards” of the Company’s Information Statement, which description is incorporated herein by reference (and which sets forth the manner in which the Replacement Grants were determined), all terms of the Replacement Grants are substantially the same as the terms of the prior CTI awards. The Replacement Grants were determined on the same basis for our executive officers as for our employees generally who held outstanding CTI equity compensation awards prior to the Spin-Off. The forms of Award Agreements for the Replacement Awards, the Restricted Stock Unit, Deferred Stock Unit, and Nonqualified Stock Option Award Agreements, are attached hereto as Exhibits 10.6, 10.7, and 10.8, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the resolution of the Company Board, Company’s amended and restated Bylaws became effective immediately prior to the Spin-Off (as so amended and restated, the “Bylaws”). A description of the Bylaws is incorporated herein by reference to the description of the Bylaws contained in the Information Statement. A copy of the Bylaws is hereby incorporated by reference and attached hereto as Exhibit 3.1.

Item 8.01.	Other Events

On October 31, 2012, the Company issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Bylaws of Comverse, Inc.

10.1	Distribution Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc.

10.2	Transition Services Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc.

10.3	Tax Disaffiliation Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc.

10.4	Employee Matters Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc.

10.5	Letter Agreement, dated May 30, 2012, between Comverse Technology, Inc. and Cadian Capital Management, LLC, Cadian Fund LP, Cadian Master Fund LP and Cadian GP LLC (incorporated by reference to the Current Report on Form 8-K filed on May 31, 2012 by CTI).

10.6	Form of Deferred Stock Unit Award

10.7	Form of Restricted Stock Unit Award

10.8	Form of Nonqualified Stock Option Award

99.1	Press Release, issued October 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE, INC.

Date: November 1, 2012

	By:	/s/ Roy Luria
	Name:	Roy Luria
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

3.1	Bylaws of Comverse, Inc.

10.1	Distribution Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc.

10.2	Transition Services Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc.

10.3	Tax Disaffiliation Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc.

10.4	Employee Matters Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc.

10.5	Letter Agreement, dated May 30, 2012, between Comverse Technology, Inc. and Cadian Capital Management, LLC, Cadian Fund LP, Cadian Master Fund LP and Cadian GP LLC (incorporated by reference to the Current Report on Form 8-K filed on May 31, 2012 by CTI).

10.6	Form of Deferred Stock Unit Award

10.7	Form of Restricted Stock Unit Award

10.8	Form of Nonqualified Stock Option Award

99.1	Press Release, issued October 31, 2012.